Exhibit 10.4

AMENDMENT NUMBER THREE

to the

Master Repurchase Agreement

Dated as of May 30, 2002

by and between

NEW CENTURY FUNDING SB-1

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

This AMENDMENT NUMBER THREE is made this 16th day of September, 2003, by and between NEW CENTURY FUNDING SB-1, having an address at 18400 Von Karman, Irvine, California 92612 (the “Seller”) and CITIGROUP GLOBAL MARKETS REALTY CORP., having an address at 390 Greenwich Street, New York, New York 10013 (the “Purchaser”), to the Master Repurchase Agreement, dated as of May 30, 2002, by and between the Seller and the Purchaser, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Seller has requested that the Purchaser agree to temporarily increase the Maximum Aggregate Purchase Price pursuant to the Agreement as set forth herein.

WHEREAS, as of the date of this Amendment, the Seller represents to the Purchaser that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and is not in default under the Agreement.

WHEREAS, the Seller and the Purchaser have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of September 16, 2003, the definition of “Maximum Aggregate Purchase Price” in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

“Maximum Aggregate Purchase Price” shall mean $150,000,000; provided that, during the period commencing on September 16, 2003 and ending on the earlier of (a) September 30, 2003 or (b) the closing date for the Seller’s affiliate’s September 2003 securitization transaction, such amount shall be $250,000,000.

SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4. Representations. In order to induce the Purchaser to execute and deliver this Amendment Number Three, the Seller hereby represents to the Purchaser that as of the date hereof, the Seller is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 5. Governing Law. This Amendment Number Three shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

SECTION 6. Counterparts. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the day and year first above written.

NEW CENTURY FUNDING SB-1 (Seller)

By:	Christiana Bank & Trust Company not in its individual capacity but solely as Owner Trustee

By:	/s/ JAMES M. YOUNG
Name:	James M. Young
Title:	Assistant Vice President

CITIGROUP GLOBAL MARKETS REALTY CORP. (Purchaser)

By:	/s/ EVAN J. MITNICK
Name:	Evan J. Mitnick
Title:	Director

Acknowledged and Agreed:

NEW CENTURY FINANCIAL CORPORATION

By:	/s/ PATRICK FLANAGAN
Name:	Patrick Flanagan
Title:	Executive Vice President

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ PATRICK FLANAGAN
Name:	Patrick Flanagan
Title:	President